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                                                      Deutsche Asset Management


Flag Investors Series Funds, Inc.
Flag Investors International Equity Fund - Class A, Class B and Class C Shares

Supplement dated May 31, 2001 to Prospectus dated March 1, 2001

On May 31, 2001, the Board of Directors of the Flag Investors International Equity Fund (the `Flag Fund') mailed a proxy statement and notice of a special meeting of Flag Fund shareholders to be held on June 29, 2001. The Board is seeking approval to merge the Flag Fund into the Deutsche Asset Management International Equity Fund (the `IEF Fund'). Each fund pursues an identical investment objective, invests its assets in the same securities and has the same investment policies and fees. If the Flag Fund shareholders approve the merger, the Flag Fund will merge into the IEF Fund on July 6, 2001, and Flag Fund shareholders will receive shares of the IEF Fund in exchange for their shares of the Flag Fund.

As a result, certain disclosures in the Fund's prospectus must be modified.

The following replaces the `Organizational Structure' section in the Fund's prospectus:

The Fund and the Deutsche Asset Management International Equity Fund (the `IEF Fund'), a series of BT Investment Funds, serve as `feeder funds' in a `master feeder' structure. Under this structure, both the Fund and the IEF Fund pursue their investment objectives by investing in the same master portfolio, the International Equity Portfolio (the `Master Portfolio'), rather than through direct investment in securities. As feeder funds to the Master Portfolio, both Funds have the same investment objective, policies and strategies.

On May 31, 2001, the Board of Directors of the Fund mailed a proxy statement and notice of a special meeting of Fund shareholders to be held on June 29, 2001. The Board is seeking approval to merge the Fund into the IEF Fund. Each fund pursues an identical investment objective, invests its assets in the same securities and has the same investment policies and fees. If Fund shareholders approve the merger, the Fund will merge into the IEF Fund on July 6, 2001, and Fund shareholders will receive shares of the IEF Fund in exchange for their shares of the Fund.


              Please Retain This Supplement for Future Reference

SUPPIEF (06/01)

CUSIPs:
338.329.105
338.329.303
338.329.402


                                                        A Member of the
                                                        Deutsche Bank Group [/]